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                                                                  Exhibit 10.5


                                    EXHIBIT D

                      FORM OF PLEDGE AND SECURITY AGREEMENT
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                      FORM OF PLEDGE AND SECURITY AGREEMENT

          THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is entered into as of _______, 2006 by and among CNL REAL ESTATE GROUP, INC., a Florida corporation ("CREG"), JAMES M. SENEFF, JR., a resident of the State of Florida, ROBERT A. BOURNE, a resident of the State of Florida, C. BRIAN STRICKLAND, a resident of the State of Florida, THOMAS J. HUTCHISON, III, a resident of the State of Florida, JOHN A. GRISWOLD, a resident of the State of Florida, BARRY A.N. BLOOM, a resident of the State of Florida, and MARCEL VERBAAS, a resident of the State of Florida (each of the foregoing parties are referred to individually herein as an "Individual Pledgor," and collectively, "Pledgors"), CNL HOTELS & RESORTS, INC., a Maryland corporation ("CHR"), and CNL HOTELS & RESORTS ACQUISITION, LLC, a Florida limited liability company (together with CHR and their successors and assigns, "Secured Parties").

          WHEREAS, Secured Parties and Pledgors, among other parties, have entered into an Amended and Restated Agreement and Plan of Merger, entered into as of April 3, 2006 (the "Merger Agreement"), pursuant to which Pledgors have agreed, on a several basis, to indemnify Secured Parties on the terms and conditions set forth in the Merger Agreement;

          WHEREAS, pursuant to Section 8.20 of the Merger Agreement, Pledgors are required to execute and deliver this Agreement and to pledge and grant a continuing security interest in the Collateral (as defined herein) as additional security for the Secured Obligations (as defined herein); and

          WHEREAS, all capitalized terms used herein which are not herein defined shall have the meanings ascribed to them in the Merger Agreement.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   DEFINITIONS

          For the purposes of this Agreement:

          (a) "Collateral" means (i) an aggregate of 750,000 common shares, $.01 par value per share, of CHR owned by Pledgors ("Stock") in the proportions set forth on Schedule A on the date hereof, (ii) any dividends or distributions, distributions in property, returns of capital or other distributions made on or with respect to any of the foregoing shares, and (iii) all proceeds of the foregoing.

          (b) "Event of Default" means (i) any failure by an Individual Pledgor to fully and punctually pay or perform one or more of its obligations pursuant to Section 9.8 or Article 12 of the Merger Agreement (collectively, the "Secured Obligations"), as determined by at least a majority of all of CHR's disinterested directors who are non-employee directors, regardless of whether either of the Secured Parties has exercised its rights under Section 13.2 of the Merger Agreement, (ii) the unenforceability of Secured Parties' security interest in the Collateral with

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the priority set forth herein for any reason whatsoever, or (iii) any breach by an Individual Pledgor of any of its obligations under this Agreement that is not cured within five (5) business days after such Individual Pledgor's receipt of Secured Parties' written notice thereof.

2.   PLEDGE OF COLLATERAL

          (a) As additional security for the payment and performance by Pledgors of all of the Secured Obligations and all of their obligations under this Agreement, each Individual Pledgor hereby pledges, assigns and grants to Secured Parties a first priority security interest in all of its or his right, title and interest in and to the Collateral and the proceeds thereof (the "Pledge").

          (b) In the event the shares of Stock included in the Collateral are certificated:

               (i) simultaneously with the execution and delivery of this Agreement, each Individual Pledgor is delivering to Secured Parties certificates representing the shares of Collateral described in clause (i) of Section 1(a) and according to the listing of shares of Collateral set forth in the attached Schedule A, and will deliver to Secured Parties all certificates relating to the Collateral described in clause (ii) of Section 1(a) within five (5) days after each Individual Pledgor's acquisition thereof, all of which certificates shall be registered in the name of the appropriate Individual Pledgor, duly endorsed in blank or accompanied by stock powers duly executed by the appropriate Individual Pledgor in blank, together with any documentary tax stamps and any other documents necessary to cause Secured Parties to have a good, valid and perfected first pledge of, lien on and security interest in the Collateral, free and clear of any mortgage, pledge, lien, security interest, hypothecation, assignment, charge, right, encumbrance or restriction (individually, "Encumbrance," and collectively, "Encumbrances"), but subject to restrictions set forth in state and federal securities laws or restrictions set forth in the Registration Rights Agreement and accompanying Lock-Up Agreement executed in connection with the Closing (as defined in the Merger Agreement). At any time following an Event of Default, any or all of the shares of the Collateral held by Secured Parties hereunder may, at the option of Secured Parties exercised in accordance with Sections 3(b) and 5(c), be registered in the names of Secured Parties or in the name of their nominee; and

               (ii) Secured Parties hereby confirm receipt of the certificates representing the Collateral described in clause (i) of Section 1(a) and agree to hold such certificates in accordance with the terms of this Agreement.

          (c) In the event the shares of Stock included in the Collateral are uncertificated, each Individual Pledgor agrees to take such actions and execute, deliver and file such instruments and documents, including without limitation, one or more financing statements, as the Secured Parties may request to perfect the Secured Parties' interest in the Collateral pursuant to this Agreement.

3.   RIGHTS OF PLEDGORS WITH RESPECT TO THE COLLATERAL

          (a) So long as no Event of Default shall have occurred and be continuing:


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               (i) Each Individual Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to such Individual Pledgor's portion of the Collateral, subject to the terms hereof, including any and all rights under the Registration Rights Agreement.

               (ii) Each Individual Pledgor shall be entitled to receive and retain cash dividends or distributions payable on such Individual Pledgor's portion of the Collateral; provided, however, that all other dividends or distributions (including, without limitation, stock and liquidating dividends or distributions), distributions in property, returns of capital and other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of CHR or received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which CHR may be a party or otherwise, and any and all cash and other property received in exchange for or redemption of any of the Collateral, shall be retained by Secured Parties, or, if delivered to Pledgors, shall be held in trust for the benefit of Secured Parties and forthwith delivered to Secured Parties within five (5) days of the acquisition thereof and shall be considered as part of the Collateral for all purposes of this Agreement.

               (iii) Secured Parties shall execute and deliver (or cause to be executed and delivered) to Pledgors all such proxies, powers of attorney, dividend or distribution orders, and other instruments as Pledgors may reasonably request for the purpose of enabling each Individual Pledgor to exercise its or his voting and/or consensual rights and powers which such Individual Pledgor is entitled to exercise pursuant to Section 3(a)(i) above and/or to receive the dividends or distributions which such Individual Pledgor is authorized to receive and retain pursuant to Section 3(a)(ii), and each Individual Pledgor shall execute and deliver to Secured Parties such instruments as may be required or may be requested by Secured Parties to enable Secured Parties to receive and retain the dividends or distributions, distributions in property, returns of capital and other distributions it is authorized to receive and retain pursuant to Section 3(a)(ii).

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of each Individual Pledgor to exercise the voting and/or consensual rights and powers which such Individual Pledgor is entitled to exercise pursuant to Section 3(a)(i) and/or to receive the dividends or distributions which such Individual Pledgor is authorized to receive and retain pursuant to Section 3(a)(ii) shall cease, at the option of Secured Parties, on not less than one (1) day's written notice to Pledgors, and all such rights shall thereupon become vested in Secured Parties, who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain such dividends or distributions. In such case, each Individual Pledgor shall execute and deliver such documents as Secured Parties may request to enable Secured Parties to exercise such rights and receive such dividends or distributions. In addition, Secured Parties are hereby appointed the attorney-in-fact of each Individual Pledgor, with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, to take all such actions after the occurrence and during the continuance of an Event of Default, whether in the name of Secured Parties or an Individual Pledgor, as Secured Parties may consider necessary or desirable for the purpose of exercising such rights and receiving such dividends or distributions. Any and all money and other property paid over to or received by Secured Parties pursuant to the provisions of this Section 3(b) shall


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be retained by Secured Parties as part of the Collateral and shall be applied in accordance with the provisions hereof.

4.   SUBSTITUTION OF COLLATERAL

          Provided that no Event of Default shall then have occurred and be continuing, any Individual Pledgor may at any time propose that Secured Parties accept substitute collateral and/or credit support (e.g., an irrevocable standby letter of credit) in lieu of any of such Individual Pledgor's portion of the Collateral as may be specified in writing by such Individual Pledgor. If, in the sole judgment of Secured Parties, such proposed substitute collateral or credit support (hereinafter referred to as "Replacement Assurances") is satisfactory in form and comfort to Secured Parties and affords Secured Parties protection at least equivalent to the protection afforded by such Individual Pledgor's portion of the Collateral, then the Individual Pledgor and Secured Parties shall cooperate, at the Individual Pledgor's sole cost and expense, to effect the substitution of such Replacement Assurances for such Individual Pledgor's portion of the Collateral, including (i) the preparation, execution, delivery and filing of such agreements and other documents as may be requested by Secured Parties in order to create and perfect in favor of Secured Parties a perfected first-priority security interest in the proposed substitute collateral and/or to establish Secured Parties' recourse to the proposed credit support, and (ii) execution and delivery of such documents as may be necessary to release the Secured Parties' security interest in such Collateral.

5.   REMEDIES OF DEFAULT

          (a) If at any time an Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any right or remedy of a secured party upon default under the Uniform Commercial Code as then in effect in the jurisdiction in which the Collateral is held by Secured Parties and the right to exercise any right or remedy of Secured Parties under the Merger Agreement or otherwise, Secured Parties shall, to the extent permitted by law, without being required to give any notice to Pledgors except as provided below:

               (i) Apply any cash held by them hereunder in the manner provided in Section 5(g);

               (ii) If there shall be no such cash or if the cash so applied shall be insufficient to pay in full the items specified in Sections 5(g)(i) and
(ii), collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or sell, assign, contract to sell or otherwise dispose of and deliver the Collateral or any part thereof, in its entirety or in portions, at public or private sale or at any broker's board, on any securities exchange or at any of Secured Parties' places of business or elsewhere, for cash, upon credit or for future delivery, and at such price or prices as Secured Parties may deem best, and Secured Parties may (except as otherwise provided by law) be the purchaser of any or all of the Collateral so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind, but shall in each case be subject to the terms and conditions of the Lock-Up Agreement; and

               (iii) Upon the occurrence of an Event of Default, Secured Parties or their nominee shall have the right, upon not less than one (1) day's notice to Pledgors, to exercise


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any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at their discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of CHR, or upon the exercise by CHR of any right, privilege or option pertaining to any such shares of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Parties may determine.

          (b) In the event of a sale as aforesaid, Secured Parties are authorized to, at any such sale, if they deem it advisable to do so, restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they meet such suitability standards as Secured Parties may deem appropriate, are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Collateral, and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Secured Parties may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws. Upon any such sale, Secured Parties shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.

          (c) Notwithstanding anything to the contrary contained herein, in the event Secured Parties exercise any of their remedies hereunder against any portion of the Collateral representing less than all of the Collateral, Secured Parties agree to do so on a pro-rata basis according to each Individual Pledgor's proportionate share of the Collateral.

          (d) (i) Pledgors hereby acknowledge that, notwithstanding that a higher price might be obtained for the Collateral at a public sale than at a private sale or sales, the making of a public sale of the Collateral may be subject to registration requirements under applicable securities laws and similar other legal restrictions, compliance with which would require such actions on the part of Pledgors, would entail such expenses, and would subject Secured Parties, any underwriter through whom the Collateral may be sold and any controlling person of any of the foregoing to such liabilities, as would make a public sale of the Collateral impractical or inadvisable. Accordingly, Pledgors hereby agree that private sales made by Secured Parties in good faith in accordance with the provisions of Sections 5(a) or (b) may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Secured Parties shall not have any obligation to take any steps in order to permit the Collateral to be sold at public sale, a private sale being considered or deemed to be a sale in a commercially reasonable manner.

               (ii) Each purchaser at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Individual Pledgor, each of whom hereby specifically waives all rights of redemption, stay or appraisal which any Individual Pledgor has or may have under any rule of law or statute now existing or hereafter adopted. Secured Parties shall give Pledgors not less than five (5) days' written notice of its intention to make any such public or private sale. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of a sale at broker's board, on a securities exchange, at one or more of Secured Parties' places of


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business or elsewhere, shall state the board, exchange or other location at which such sale is to be made and the day on which the Collateral, or that portion thereof so being sold, will first be offered for sale at such location. Such notice, in case of a private sale, shall state only the date on or after which such sale may be made. Any such notice given as aforesaid shall be deemed to be reasonable notification. Notwithstanding the above, all sales of the Collateral shall be subject to applicable state and federal securities laws.

               (iii) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Parties may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in parts, as Secured Parties may determine, but in all cases subject to Section 5(c). Secured Parties shall not be obligated to make any sale pursuant to any such notice. Secured Parties may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Parties until the selling price is paid by the purchaser thereof, but Secured Parties shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

               (iv) On any sale of the Collateral, Secured Parties are hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any governmental regulatory authority or officer or court.

               (v) Subject to Section 5(c), it is expressly understood and agreed by Pledgors that Secured Parties may proceed against all or any portion or portions of the Collateral and all other collateral securing the Secured Obligations in such order and at such time as Secured Parties, in their sole discretion, see fit, and Pledgors hereby expressly waive any rights under the doctrine of marshalling of assets.

               (vi) Compliance with the foregoing procedures shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

          (e) Secured Parties, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or in equity to foreclose their lien or security interest arising from this Agreement and sell the Collateral, or any portion thereof in a manner consistent with Section 5(c), under a judgment or decree of a court or courts of competent jurisdiction.

          (f) Each of the rights, powers, and remedies provided herein or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for herein or therein or now or hereafter existing at law or in equity or by statute or otherwise. The exercise of any such right, power or remedy shall not preclude the simultaneous or later exercise of any or


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all other such rights, powers or remedies, including under the Merger Agreement, except there shall be no duplication of recovery. No notice to or demand on Pledgors in any case shall entitle Pledgors to any other notice or demand in similar or other circumstances.

          (g) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid shall be applied by Secured Parties in the following order:

               (i) First, to the payment of all costs and expenses of every kind incurred by Secured Parties in connection therewith or incidental to the care, safekeeping or otherwise of any of the Collateral, including, without limitation, reasonable attorneys' fees and expenses;

               (ii) Second, to the payment of all other Secured Obligations; and

               (iii) Finally, to the payment to Pledgors of any surplus then remaining from such proceeds unless otherwise required by law or directed by a court of competent jurisdiction. The payment of any such surplus to Pledgors shall be made in proportion to each Individual Pledgor's share of the Collateral.

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGORS

          (a) Each Individual Pledgor, severally, but not jointly, represents, warrants and covenants that:

               (i) CREG is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has the full legal power and authority to own the Collateral.

               (ii) Each Individual Pledgor has all requisite capacity, power and authority, being under no legal restriction, limitation or disability, to own the Collateral.

               (iii) Each Individual Pledgor has full power and authority to execute and deliver this Agreement and to perform its or his obligations hereunder. The execution, and delivery of this Agreement has been duly and validly authorized by the Board of Directors of CREG. No other corporate proceedings on the part of CREG are necessary to authorize the consummation of the transactions contemplated hereby on behalf of CREG. This Agreement has been duly and validly executed and delivered by each Individual Pledgor and constitutes the valid and legally binding obligation of each Individual Pledgor, enforceable against each Individual Pledgor in accordance with its terms and conditions. No consents, approvals, orders or authorizations of, or registration, declaration or filing with, any government or governmental agency is required by or with respect to any Individual Pledgor in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (iv) Each Individual Pledgor is or, with respect to the Collateral described in clause (ii) of Section 1(a), not later than the time of each Individual Pledgor's acquisition thereof will be, the direct record and beneficial owner of each share of the Individual Pledgor's portion of the Collateral. Each Individual Pledgor has and will have good, valid and


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marketable title thereto, free and clear of all Encumbrances other than the security interest created by this Agreement.

               (v) The Collateral is and will be duly and validly pledged to Secured Parties in accordance with law, and Secured Parties have a good, valid, and perfected first lien on and security interest in the Collateral and the proceeds thereof.

               (vi) Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, by Pledgors, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any Individual Pledgor is subject or any provision of its articles of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable, or (B) result in a breach of, constitute a default under, result in the acceleration of, create in any person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any Individual Pledgor is a party or by which it or he is bound or to which any of its or his assets is subject.

               (vii) There is no action, claim, suit, proceeding or investigation pending, or to the knowledge of Pledgors, threatened or reasonably anticipated, against or affecting any Individual Pledgor, this Agreement, or the transactions contemplated hereby, before or by any court, arbitrator or governmental authority which might adversely affect any Individual Pledgor's ability to perform its obligations under this Agreement or might adversely affect the value of the Collateral.

          (b) Until all Secured Obligations have been paid and performed in full or until all of the Collateral is returned to Pledgors pursuant to Section 8 hereof, Pledgors hereby covenant that, unless Secured Parties otherwise consent in advance in writing:

               (i) Each Individual Pledgor shall (A) at the request of Secured Parties, execute, deliver and file any and all financing statements, continuation statements, stock powers, instruments, and other documents necessary or desirable, in Secured Parties' opinion, to create, perfect, preserve, validate or otherwise protect the pledge of the Collateral to Secured Parties and Secured Parties' lien on and security interest in the Collateral and the first priority thereof, (B) maintain or cause to be maintained at all times the pledge of the Collateral to Secured Parties and Secured Parties' lien on and security interest in the Collateral and the first priority thereof, and (C) defend the Collateral and Secured Parties' lien on and security interest therein and the first priority thereof against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Parties, and pay pro rata all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) in connection with such defense.

               (ii) No Individual Pledgor shall sell, transfer, pledge, assign or otherwise dispose of any of the Collateral or any interest therein, and no Individual Pledgor shall create, incur, assume or suffer to exist any Encumbrance with respect to such Individual Pledgor's portion of the Collateral or any interest therein (except pursuant hereto).


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               (iii) No Individual Pledgor shall take any action in connection with the Collateral or otherwise which would impair the value of the interests or rights of such Individual Pledgor therein or which would impair the interests or rights of Secured Parties therein or with respect thereto.

7.   RESPONSIBILITIES OF SECURED PARTIES IN POSSESSION OF THE COLLATERAL

          (a) Secured Parties shall have no duty with respect to the Collateral other than the duty to use reasonable care in the custody and preservation of the Collateral.

          (b) Secured Parties shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which Secured Parties in good faith believe to be genuine.

8.   RETURN OF COLLATERAL

          Upon the later of (i) the fourth (4th) anniversary of the date first written above or (ii) the resolution of all Events of Default or CHP Indemnity Claims asserted prior to the date set forth in the immediately preceding clause
(i), if any, this Agreement shall terminate and the Collateral then held by Secured Parties shall promptly be returned to Pledgors at the address of Pledgors set forth herein or at such other address as Pledgors may direct in writing. Secured Parties shall not be deemed to have made any representation or warranty with respect to any Collateral so returned, except that such Collateral is free and clear, on the date of such return, of any and all liens, charges and encumbrances arising from Secured Parties' own acts.

9.   ADDITIONAL ACTIONS AND DOCUMENTS

          Each Individual Pledgor hereby agrees to take or cause to be taken such further actions (including, without limitation, the delivery of certificates for all of CHR's shares hereafter acquired by such Pledgor), to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents as may be necessary or desirable, in the opinion of Secured Parties, in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the occurrence of an Event of Default.

10.  SURVIVAL

          It is the express intention and agreement of the parties hereto that all covenants, agreements, statements, representations, warranties and indemnities made by Pledgors herein shall survive the execution and delivery of this Agreement.

11.  ENTIRE AGREEMENT

          This Agreement and the Merger Agreement constitutes the entire agreement between the parties hereto and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral.


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12.  NOTICES

          All notices, demands, requests, claims and other communications hereunder will be in writing. Any notice, demand, request, claim or other communication hereunder shall be deemed duly given if (and then effective three business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

          If to an Individual Pledgor:

               c/o James M. Seneff, Jr.
               CNL Center at City Commons
               450 South Orange Avenue, 14th Floor
               Orlando, Florida 32801
               Telecopy: (407) 650-1011

               With copy to:

               Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
               450 South Orange Avenue, Suite 800
               Orlando, Florida 32801
               Attn: Richard Davidson, Esq.
               Telecopy: (407) 843-4444

          If to Secured Parties:

               Audit Committee of the Board of Directors
               CNL Hotels & Resorts, Inc.
               CNL Center II at City Commons
               420 South Orange Avenue
               Orlando, Florida 32801
               Telecopy: (407) 835-3229
               Attn: Chairman of the Audit Committee

               With copy to:

               Greenberg Traurig, LLP
               The MetLife Building
               200 Park Avenue
               New York, NY 10166
               Attn: Judith D. Fryer, Esq.
               Telecopy: (212) 801-6400

               Hogan & Hartson L.L.P.
               555 Thirteenth Street, N.W.
               Washington, D.C. 20004
               Attn: J. Warren Gorrell, Jr., Esq.
               Telecopy: (202) 637-5910


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          Any party hereto may send any notice, demand, request, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail, or electronic mail), but no such notice, demand, request, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party hereto may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

13.  AMENDMENT AND WAIVERS

          This Agreement may not be amended except by an instrument in writing signed by the parties hereto. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or failure on the part of Secured Parties in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by such party, as the case may be, and then only to the extent expressly specified therein.

14.  SUCCESSION AND ASSIGNMENT

          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any Individual Pledgor without the prior written consent of CHR or by a Secured Party without the prior written consent of CREG.

15.  SEVERABILITY

          Any term or provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

16.  GOVERNING LAW

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION)

THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

17.  PRONOUNS

          All pronouns and any variations thereof in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

18.  HEADINGS

          The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

19.  COUNTERPARTS

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement, or has caused this Agreement to be duly executed on its behalf, as of the day and year first above written.

                                        PLEDGORS:

                                        CNL REAL ESTATE GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ----------------------------------------
                                        James M. Seneff, Jr.


                                        ----------------------------------------
                                        Robert A. Bourne


                                        ----------------------------------------
                                        C. Brian Strickland


                                        ----------------------------------------
                                        Thomas J. Hutchison, III


                                        ----------------------------------------
                                        John A. Griswold


                                        ----------------------------------------
                                        Barry A.N. Bloom


                                        ----------------------------------------
                                        Marcel Verbaas

                                        SECURED PARTIES:

                                        CNL HOTELS & RESORTS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CNL HOTELS & RESORTS ACQUISITION, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE A

                                                              PROPORTIONATE
          PLEDGOR             NUMBER OF SHARES PLEDGED     SHARE OF COLLATERAL
---------------------------   ------------------------   -----------------------
CNL Real Estate Group, Inc.          477,299.00                  63.6399%
James M. Seneff, Jr.                  56,062.00                   7.4749%
Robert A. Bourne                     100,079.00                  13.3438%
C. Brian Strickland                   31,483.00                   4.1977%
Thomas J. Hutchison, III              52,316.00                   6.9755%
John A. Griswold                      20,831.00                   2.7775%
Barry A.N. Bloom                       7,764.00                   1.0352%
Marcel Verbaas                         4,166.00                   0.5555%
                                     ----------                  -------
TOTAL:                               750,000.00                   100.00%
                                     ==========                  =======